SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  FORM 8-K/A-1




Date of Report (Date of earliest event reported)             June 9, 1997


                      Essex Hospitality Associates IV L.P.
--------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)


                                    New York
--------------------------------------------------------------------------------
                 (State of other jurisdiction of incorporation)


       33-96716                                            16-1485632
--------------------------                    ----------------------------------
 (Commission File Number)                     (IRS Employer Identification No.)


 100 Corporate Woods, Suite 300, Rochester, NY                       14623
-----------------------------------------------                    -----------
 (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:            (716) 272-2300
                                                             ------------------




                    An exhibit index is presented on page 2.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On June 9, 1997, the Registrant sold 1.05 limited partnership units of its interest in Essex Glenmaura L.P. (Glenmaura) for $105,000. The sale price per unit was the same as its original price per unit, $100,000. Prior to the sale of the 1.05 units, the Registrant had a 54% interest in Glenmaura, after the sale, the Registrant's interest in Glenmaura was reduced to 49.8%. Prior to the sale, the financial statements of the Registrant were consolidated with those of Glenmaura. As of December 31, 1996, the assets of Glenmaura represented 61% of the consolidated assets of the Registrant. After June 9, 1997, the Registrant will account for the its interest in Glenmaura by the equity method.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) The balance sheet of the Registrant as of June 30, 1997 and pro forma Statements of Operations for the year ended December 31, 1996 and the six months ended June 30, 1997 reflecting the sale of the limited partnership units are presented.

(c)     Exhibits

        None



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ESSEX HOSPITALITY ASSOCIATES IV L.P.
                                          (Registrant)

Dated:  September __, 1997          By:  /s/ Lorrie L. LoFaso
                                         ------------------------------
                                         Lorrie L. LoFaso
                                         Vice President
                                         Essex Partners Inc.
                                         (Managing General Partner)


                      Essex Hospitality Associates IV L.P.
                                  Balance Sheet
                                  June 30, 1997
                                   (unaudited)




                                   ASSETS                                1997
                                   ------                                ----

Investments in real estate, at cost:
     Land                                                             $2,074,526
     Construction in progress                                          4,806,188
                                                                      ----------
                                                                       6,880,714
     Less accumulated depreciation                                             -
                                                                      ----------
       Net investments in real estate                                  6,880,714
                                                                      ----------

Investment in partnership                                                529,494

Cash and cash equivalents                                                 11,013

Deferred costs:
     Debt issuance                                                       610,147
     Franchise                                                            85,000
     Other                                                                73,224
                                                                      ----------
                                                                         768,371
     Less accumulated amortization                                       (97,840)
                                                                      ----------
                                                                         670,531
                                                                      ----------
Other assets                                                               8,411
                                                                      ----------
     Total assets                                                     $8,100,163
                                                                      ==========



                       LIABILIITIES AND PARTNERS' CAPITAL
                       ----------------------------------
Liabilities
     Accounts payable - construction                                  $1,566,637
     Accounts payable and accrued expenses                                     -
     Due to affiliate                                                    596,156
     Subordinated notes payable                                        5,298,000
     Construction loan payable                                                 -
     Notes payable                                                             -
                                                                      ----------
       Total liabilities                                               7,460,793
                                                                      ----------

Commitments and contingencies (note 5)

Partners' capital                                                        677,812
     Less notes receivable from partners                                 (38,442)
                                                                      ----------
       Total partners' capital                                           639,370
                                                                      ----------

Total liabilities and partners' capital                               $8,100,163
                                                                      ==========



                        PRO FORMA FINANCIAL INFORMATION


The Partnership's unaudited pro forma financial statements are derived from historical financial statements of the Partnership, and are adjusted to give effect to the disposition of 1.05 limited partnership units of the investment in Glenmaura as if the transaction was consummated as of January 1, 1996 for the purposes of the December 31, 1996 pro forma statement of operations and January 1, 1997 for purposes of the June 30, 1997 statement of operations. The sale of the 1.05 limited partnership units of the investment in Glenmaura results in the Partnership's ownership interest changing from 54.3% to 49.8%. As a result, accounting for the investment in Glenmaura has changed from the consolidation method to the equity method.

The unaudited pro forma condensed financial statements are presented for informational purposes only and do not purport to represent what the Partnership's results of operations would have been had the event actually occurred on the dates indicated, or to project the Partnership's results of operations for any future period. The unaudited pro forma adjustments are based upon available information and certain assumptions that the Partnership believes are reasonable.

                  Pro Forma Condensed Statement of Operations


                                                                 For the Year Ended December 31, 1996
                                                                 ------------------------------------
                                                                              Pro Forma
                                                             Historical     Adjustments (1)   Pro Forma
                                                             ----------     ---------------   ---------

Revenue:
   Rooms ................................................   $   394,134      $(394,134)             -
   Food and beverage ....................................        54,048        (54,048)             -
   Telephone and other commissions ......................        34,880        (34,880)             -
                                                            -----------       --------        -------
                                                                483,062       (483,062)             -
                                                            -----------       --------        -------

Operating expenses:
   Rooms ................................................       249,766       (249,766)             -
   Administrative .......................................       155,429       (153,854)         1,575
   Food and beverage ....................................       128,541       (128,541)             -
   Marketing ............................................        89,240        (89,240)             -
   Repairs and maintenance ..............................        82,573        (81,196)         1,377
   Utilities ............................................        28,822        (28,822)             -
   Management fees to affiliate .........................        25,338        (25,338)             -
   Telephone and other commissions ......................        19,869        (19,869)             -
   Royalty fees .........................................        15,766        (15,766)             -
   Insurance ............................................        12,058        (12,058)             -
   Property taxes .......................................         6,569         (6,569)             -
   Depreciation and amortization ........................       345,756       (273,476)        72,280
   Miscellaneous ........................................        72,214        (53,554)        18,660
                                                            -----------       --------        -------
                                                              1,231,941     (1,138,049)        93,892
                                                            -----------       --------        -------


      Loss from operations ..............................      (748,879)       654,987        (93,892)
                                                            -----------       --------        -------

Other income (expense):
   Interest income.......................................        74,202         (3,217)        70,985
   Interest expense......................................      (548,788)       162,807       (385,981)
   Equity income (loss) of partnership ..................             0       (422,947)      (422,947)
                                                            -----------       --------        -------
                                                               (474,586)      (263,357)      (737,943)
                                                            -----------       --------        -------


      Loss before minority interest .....................    (1,223,465)       391,630       (831,835)
         in loss of partnership

Minority interest in loss of partnership ................       356,524       (356,524)             -
                                                            -----------       --------        -------

      Net loss ..........................................  $ (  866,941)        35,106       (831,835)
                                                            ===========       ========       ========

Net loss - general partner...............................        (8,669)           351         (8,318)
           limited partners .............................      (858,272)        34,755       (823,517)
                                                            -----------       --------        -------

                                                           $ (  866,941)        35,106       (831,835)
                                                            ===========       ========       ========

Net loss per limited partnership unit ...................  $ (      551)            22           (529)
                                                            ===========       ========       ========




            See accompanying notes to pro forma financial statements

                   Pro Forma Condensed Statement of Operations


                                                   For the Period Ended June 30, 1997
                                                  ------------------------------------
                                                               Pro Forma
                                                Historical   Adjustments (1)  Pro Forma
                                                ----------   ---------------  ---------


Revenue:
   Rooms .....................................   $ 754,675     (754,675)           -
   Food and beverage .........................      95,678      (95,678)           -
   Telephone and other commissions ...........      54,703      (54,703)           -
                                                 ---------     --------     --------
                                                   905,056     (905,056)           -
                                                 ---------     --------     --------

Operating expenses:
   Rooms .....................................     210,552     (210,552)           -
   Administrative ............................      85,521      (84,971)         550
   Food and beverage .........................     108,148     (108,148)           -
   Marketing .................................      52,310      (52,310)           -
   Repairs and maintenance ...................      45,917      (45,917)           -
   Utilities .................................      61,810      (61,810)           -
   Management fees to affiliate ..............      44,401      (44,401)           -
   Telephone and other commissions ...........      24,097      (24,097)           -
   Royalty fees ..............................      26,245      (26,245)           -
   Insurance .................................      13,506      (13,506)           -
   Property taxes ............................      15,835      (15,835)           -
   Depreciation and amortization .............     247,925     (222,365)      25,560
   Miscellaneous .............................      22,687       (8,288)      14,399
                                                 ---------     --------     --------
                                                   958,954     (918,445)      40,509
                                                 ---------     --------     --------


      Loss from operations ...................     (53,898)      13,389      (40,509)
                                                 ---------     --------     --------

Other income (expense):
   Interest income............................      37,898         (440)      37,458
   Interst expense............................    (368,967)     230,495     (138,472)
   Loss on termination of franchise agreement.     (40,000)           0      (40,000)
   Equity income (loss) of partnership .......     (12,763)    (121,235)    (133,998)
                                                 ---------     --------     --------
                                                  (383,832)     108,820     (275,012)
                                                 ---------     --------     --------

      Loss before minority interest
         in loss of partnership...............    (437,730)     122,209     (315,521)

Minority interest in loss of partnership......     111,254     (111,254)           -
                                                 ---------     --------     --------

      Net loss ...............................  $ (326,476)      10,955     (315,521)
                                                 =========     ========     ========

Net loss - general partners...................      (3,265)         110       (3,155)
           limited partners ..................    (323,211)      10,845     (312,366)
                                                 ---------     --------     --------

                                                $ (326,476)      10,955     (315,521)
                                                 =========     ========     ========

Net loss per limited partnership unit.........  $ (    135)           5         (130)
                                                 =========     ========     ========



           See accompanying note to pro forma financial statements.

               Notes to Pro Forma Condensed Financial Statements


(1) The pro forma adjustments are the adjustments necessary to reflect the change in accounting method from the consolidation method to the equity method. The adjustments remove the income and expense amounts relating to Glenmaura from the separate income and expense accounts. In addition, the pro forma equity loss of the partnership reflects a 49.8% interest in Glenmaura from the beginning of the respective period.